UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Simon Property Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! SIMON PROPERTY GROUP, INC. 2021 Annual Meeting on May 12, 2021 Vote by May 11, 2021 11:59 PM EDT. SIMON PROPERTY GROUP, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204 D39822-P52038-Z79376 You invested in SIMON PROPERTY GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 12, 2021. Get informed before you vote View the Annual Report on Form 10-K, Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 12, 2021 8:30 AM EDT Virtually at: www.virtualshareholdermeeting.com/SPG2021 *The meeting is online only. You may attend the meeting via the Internet and vote during the meeting. Have your Control # available at that time and follow the instructions on the website. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. You are encouraged to access and review the complete proxy materials, which contain important information and are available online or by mail, before voting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D39823-P52038-Z79376 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. Glyn F. Aeppel For 1b. Larry C. Glasscock For 1c. Karen N. Horn, Ph.D. For 1d. Allan Hubbard For 1e. Reuben S. Leibowitz For 1f. Gary M. Rodkin For 1g. Stefan M. Selig For 1h. Daniel C. Smith, Ph.D. For 1i. J. Albert Smith, Jr. For 1j. Marta R. Stewart For 2. An Advisory Vote to Approve the Compensation of our Named Executive Officers. For 3. Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2021. For NOTE: Other business as may properly come before the meeting or any adjournments or postponements of the meeting.